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                             OMNIQUIP INTERNATIONAL, INC.
                           1996 EXECUTIVE STOCK OPTION PLAN


                            FORM OF STOCK OPTION AGREEMENT

Option No. ___.

No. of shares subject to Option:  ______.

This AGREEMENT dated this ___ day of _________, 1996, between Omniquip International, Inc., a Delaware corporation, (the "Company") and
________________ (the "Grantee").


                                 W I T N E S S E T H:


    1. GRANT OF OPTION. Pursuant to the provisions of the Company's 1996 Executive Stock Option Plan (the "Plan"), the Company hereby grants to the Grantee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company __________ shares of Common Stock (subject to readjustment as provided in the Plan) at a purchase price per share equal to the fair market value thereof on the date of exercise, determined in accordance with the Plan (the "Option").

    2. DEFINITIONS. Capitalized terms contained in this Agreement that are not otherwise defined in the Agreement have the same meaning as they are given in the Plan. The form of notice of exercise is attached as Exhibit 1.

    3. TERMS AND CONDITIONS. It is understood and agreed that the Option evidenced hereby is subject to the terms and conditions set forth in the Plan, including without limitation the form of purchase consideration, exercisability of the Option and restrictions on transfer.



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    4.   RIGHTS AS A STOCKHOLDER.  The Grantee shall have no rights as a stockholder with respect to any shares of Common Stock issuable or transferable upon exercise hereof until the issuance of the stock certificates evidencing such shares of Common Stock.

    5. NO RIGHT TO CONTINUED EMPLOYMENT. This Agreement shall not be construed as giving the Grantee any right to continued service as an officer, employee or member of the Board of Directors of the Company or to affect or limit in any way the right of the Company and its stockholders to remove such Grantee.

    6. COMPLIANCE WITH LAW AND REGULATIONS. This Option and the obligation of the Company to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver shares of Common Stock prior to (i) the listing of such shares on any stock exchange on which Common Stock may then be listed, and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government agency which the Company shall, in its reasonable discretion, determine to be necessary or advisable unless the Grantee has delivered an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required in connection with such issuance.

    7. GRANTEE BOUND BY PLAN. The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

    8. NOTICE. Any notice hereunder to the Company shall be addressed to it at its offices, 369 West Western Avenue, Port Washington, Wisconsin 53074,
Attention: Secretary, and any notice hereunder to the Grantee shall be addressed to him or her at


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_______________________________________, subject to the right of either party to designate at any time hereafter in writing some other address.

    IN WITNESS WHEREOF, Omniquip International, Inc. has caused this Agreement to be executed by its President or a Vice-President and the Grantee has executed this Agreement, as of the day and year first above written.

                                       OMNIQUIP INTERNATIONAL, INC.


                                       By:
                                            --------------------------
                                       Name:
                                       Title:

                                       ------------------------------------
                                                        , Grantee
                                       -----------------

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                                      EXHIBIT 1

Omniquip International, Inc.
369 West Western Avenue
Port Washington, Wisconsin  53074

    Re:  EXERCISE OF STOCK OPTION

Gentlemen:

    I hereby exercise the Option granted to me under the Stock Option Agreement dated ___________________, to purchase ______ shares of Omniquip International, Inc. (the "Company") common stock, $.01 par value per share (the "Common Stock"). As consideration for such shares, I have enclosed herewith a certificate and/or stock power evidencing an equal number of shares of Restricted Stock (as defined in the Company's 1996 Executive Stock Option Plan), duly endorsed for transfer.

    Please issue in my name and send the certificates representing the shares purchased by my exercise of this Stock Option to me at the address indicated below.

Date:
     ------------                      ------------------------------------
                                                       , Grantee
                                       ----------------

                                       ------------------------------------

                                       ------------------------------------

                                       ------------------------------------
                                       Address


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